John Hancock Funds II

U.S. Equity Fund (the “fund”)

Supplement dated August 26, 2016 to the current Class R6 shares prospectus (“Prospectus”)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.

At an in-person meeting held June 20‒23, 2016, the Trust’s Board of Trustees approved the hiring and appointment of Wellington Management Company LLP (Wellington Management) to replace Grantham, Mayo, Van Otterloo & Co. LLC (GMO) as subadvisor to the fund effective on or about the close of business on September 26, 2016 (the Effective Date). It is expected that John Hancock Advisers, LLC, the fund’s investment advisor, will hire a transition manager to assist in transitioning cash and portfolio securities in connection with the change in subadvisors from GMO to Wellington Management.

Also on the Effective Date, the fund is changing its name to U.S. Growth Fund. Accordingly, all references to U.S. Equity Fund will be changed on the Effective Date to reflect the fund’s new name. Furthermore, the fund’s investment objective and investment strategies will change in connection with the fund’s name change as of the Effective Date. In connection with the appointment of Wellington Management as subadvisor to the fund along with other changes, the Prospectus is hereby amended as of the Effective Date as follows:

All references to GMO and its portfolio managers are hereby deleted.

The information under the heading “Investment Objective” in the “Fund summary” section is revised and restated in its entirety as follows:

To seek high total return primarily through capital appreciation

The Annual fund operating expenses table and the Expense example table for the fund are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee[1]	0.70
Other expenses[2]	0.17
Total annual fund operating expenses	0.87
Contractual expense reimbursement[3]	–0.13
Total annual fund operating expenses after expense reimbursements	0.74

1 “Management fee” has been restated to reflect the contractual management fee schedule effective August 30, 2016.

2 "Other expenses" have been estimated for the first year of operations of the fund's Class R6 shares.

3 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.74% of average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes; (b) brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; (e) class-specific expenses; (f) acquired fund fees and expenses paid indirectly; (g) borrowing costs; (h) prime brokerage fees; and (i) short dividend expense. The advisor also contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to the class. Each agreement expires on December 31, 2017, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expenses ($)	R6
1 year	76
3 years	265
5 years	469
10 years	1,061

The information under the heading “Principal Investment Strategies” in the “Fund summary” section is revised and restated in its entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments that are tied economically to the United States. The fund considers an equity investment to be “tied economically” to the United States if, at the time of purchase: (i) its issuer is organized under the laws of the United States or under the laws of a state within the United States or in an issuer that maintains its principal place of business in the United States; (ii) it is traded principally in the United States; or (iii) its issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States, or has at least 50% of its assets in the United States. The manager seeks to achieve the fund’s investment objective by investing in equity investments that the manager believes, as a portfolio, will provide higher returns than the Russell 1000 Growth Index.

The manager’s investment process begins with the broad universe of equity securities included in US equity indices, along with other ideas that come from a combination of company meetings, investment conferences, field trips and industry analysis. Investments in equity securities include common stocks and other stock-related securities such as preferred stocks, convertible securities, depositary receipts, exchange-traded funds, exchange-traded equity real estate investment trusts (REITs), and equity income trusts.

The manager focuses on members of the investable universe with expected future free cash-flow margins, returns on capital employed and revenue growth higher than a certain minimum threshold. The manager then monitors and ranks securities based on their relative attractiveness across this universe, based on quality, growth, valuation, capital returns, and earnings outlook. For stocks that compare well in this screening process, further detailed analysis is conducted. Regular meetings and discussions with company management are another input into the portfolio decision making process.

Securities considered for purchase are attractive on a majority of the metrics (quality, growth, valuation, capital returns, and earnings outlook), and have a positive catalyst such as accelerating earnings or revenue growth. Due to its active investment strategy, the fund may buy and sell securities frequently. This may result in higher transaction costs and more capital gains tax liabilities than a fund with a buy and hold strategy.

Although the performance information in “Past performance” in the “Fund summary” section will remain the same, the first paragraph in this section is revised and restated as follows:

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. The Russell 1000 Growth Index shows how the fund’s performance compares against the returns of similar investments. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly, and quarterly, and may be obtained at our website, jhinvestments.com/InstitutionalPerformance, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Prior to the close of business on September 26, 2016, the fund was managed by a different subadvisor pursuant to a different investment strategy, and thus, the performance presented prior to this date should not be attributed to the current subadvisor. As a result of the difference in investment strategy and subadvisor, the fund’s performance shown below might have differed materially.

In the “Average annual total returns” table under the heading “Past performance” in the “Fund summary” section applicable to the fund, the returns of the Russell 1000 Growth Index are added as stated below.

Average annual total returns (%)	1 year	5 year	10 year
As of 12-31-15
Russell 1000 Growth Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses, or taxes)	5.67	13.53	8.53

*Effective September 26, 2016, the fund will replace the Russell 3000 Index with the Russell 1000 Growth Index as the fund’s primary benchmark index to better reflect the universe of investment opportunities based on the fund’s investment strategy.

The information regarding the subadvisor under the heading “Investment management” in the “Fund summary” section applicable to the fund is revised and restated in its entirety as follows:

Subadvisor Wellington Management Company LLP

John A. Boselli will serve as portfolio manager of the fund. Accordingly, in the “Fund summary” section applicable to the fund, the information under the heading “Portfolio management” is revised and restated in its entirety as follows:

John A. Boselli, CFA

•	Senior Vice President and Equity Portfolio Manager
•	Managed the fund since 2016

The information under the heading “Principal investment strategies – U.S. Growth Fund” in the “Fund details” section is revised and restated in its entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity investments that are tied economically to the United States. The fund considers an equity investment to be “tied economically” to the United States if, at the time of purchase: (i) its issuer is organized under the laws of the United States or under the laws of a state within the United States or in an issuer that maintains its principal place of business in the United States; (ii) it is traded principally in the United States; or (iii) its issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States, or has at least 50% of its assets in the United States. The manager seeks to achieve the fund’s investment objective by investing in equity investments that the manager believes, as a portfolio, will provide higher returns than the Russell 1000 Growth Index.

The manager’s investment process begins with the broad universe of securities included in US equity indices, along with other ideas that come from a combination of company meetings, investment analysis, onsite company visits and industry analysis. The manager focuses on members of the investable universe with expected future free-cash-flow margins, returns on capital employed and revenue growth higher than a certain minimum threshold. Free cash flow is defined as the cash that is available to a company after paying out the money needed to maintain or expand its operations. For all companies remaining in the sub-universe, the manager ranks securities on a relative basis across the following metrics:

(a)	Quality: Companies with high and improving free-cash-flow margins and the ability to generate attractive returns on capital employed;

(b)	Growth: Companies that generate high organic revenue growth (revenue growth not obtained through acquisitions) above global GDP growth;

(c)	Valuation: Companies trading below fair value, based on a discounted free cash flow model utilizing proprietary research and analysis;

(d)	Capital Returns: Companies with high dividend payouts and share repurchase programs, based on deployment of free cash flow; and

(e)	Earnings Outlook: Companies with improving earnings expectations over the next 12-18 months that are not yet fully acknowledged and reflected in broker estimates.

The manager monitors and ranks securities based on their relative attractiveness across this universe. For stocks that compare well in this screening process, further detailed analysis is conducted. Regular meetings and discussions with company management are another input into the portfolio decision making process. Securities considered for purchase are attractive on a majority of the metrics (Quality, Growth, Valuation, Capital Returns, and Earnings Outlook), and have a positive catalyst such as accelerating earnings or revenue growth.

The manager sells securities when growth or quality metrics deteriorate, valuation upside declines, allocation to dividends or share repurchases changes, or earnings outlooks worsen. Securities may also be sold if overall attractiveness relative to other stocks in the universe deteriorates. Due to its active investment strategy, the fund may buy and sell securities frequently. This may result in higher transaction costs and more capital gains tax liabilities than a fund with a buy and hold strategy.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

The management fee table under the heading “Management fee” in the “Fund details” section is revised and restated in its entirety as follows:

Average daily net assets ($)	Annual rate (%)
First $500 million	0.700
Excess Over $500 Million	0.650

The information in the “Fund details” section under the heading “Who’s who - Subadvisor” is replaced with the following:

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of March 31, 2016, Wellington Management had investment management authority with respect to approximately $943 billion in assets.

Below is a brief biographical profile of the fund’s portfolio manager who is primarily responsible for the day-to-day management of the fund’s portfolio. For more information about this individual, including information about his compensation, other accounts he manages, and any investments he may have in the fund, see the SAI.

John A. Boselli, CFA

•	Senior Vice President and Equity Portfolio Manager
•	Managed the fund since 2016
•	Joined Wellington Management in 2002

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

U.S. Equity Fund (the “Fund”)

Supplement dated August 26, 2016 to the current Statement of Additional Information for the Fund’s Class R6 Shares

The following information supplements and supersedes any information to the contrary relating to the Fund, a series of John Hancock Funds II (the “Trust”), contained in the Statement of Additional Information (the “SAI”).

At an in-person meeting held June 20‒23, 2016, the Trust’s Board of Trustees approved the hiring and appointment of Wellington Management Company LLP (“Wellington Management”) to replace Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) as subadvisor to the Fund effective on or about the close of business on September 26, 2016 (the “Effective Date”). It is expected that John Hancock Advisers, LLC, the Fund’s investment advisor, will hire a transition manager to assist in transitioning cash and portfolio securities in connection with the change in subadvisors from GMO to Wellington Management.

Also on the Effective Date, the Fund is changing its name to U.S. Growth Fund. Accordingly, all references to U.S. Equity Fund in the SAI will be changed on the Effective Date to reflect the Fund’s new name.

In connection with the appointment of Wellington Management as subadvisor, the SAI is hereby amended as of the Effective Date as follows:

All references to GMO and the portfolio manager to the Fund are hereby deleted.

Appendix B of the SAI is hereby revised and restated as follows:

Wellington Management Company LLP

U.S. Growth Fund

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

John A. Boselli is primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table reflects information regarding other accounts for which Mr. Boselli has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the Fund.

The following table reflects information as of May 31, 2016:

Trust Manager (Worldwide)	Registered Investment Company Accounts (Worldwide)	Assets Managed (US$Mil)	Pooled Investment Vehicle Accounts (Worldwide)	Assets Managed (US$Mil)	Other Accounts	Assets Managed (US$Mil)
John A. Boselli	3	2,891	7	715	12	2,479

As of May 31, 2016, there are no accounts that pay fees based upon performance.

Share Ownership by Portfolio Manager. As of May 31, 2016, Mr. Boselli did not own shares of the Fund.

POTENTIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Investment Professional”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professional makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professional may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Investment Professional are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Investment Professional. Finally, the Investment Professional may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in an Investment Subadvisory Agreement between Wellington Management and the Advisor with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended August 31, 2015.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Investment Professional”) includes a base salary and incentive components. The base salary for the Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by the Investment Professional. The Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees. The incentive paid to the Investment Professional, which has no performance-related component, is based on revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professional may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Boselli is a Partner.

FUND	INCENTIVE BENCHMARK

U.S. Growth Fund	Russell 1000 Growth Index

You should read this Supplement in conjunction with the SAI and retain it for future reference.